                                   EXHIBIT 99

The following table sets forth selected consolidated financial information for each of the company's fiscal years ended September 30, 1998, 1999, 2000, 2001 and 2002, for the six-month periods ended March 31, 2002 and 2003 and for the twelve-month period ended March 31, 2003, which, with respect to each of the fiscal years ended September 30, 2000, 2001 and 2002, is derived from the Company's audited consolidated financial statements filed with the SEC and, with respect to the two fiscal years ended September 30, 1998 and 1999, is unaudited and derived from our consolidated financial statements filed with the SEC, which we have recast to reflect the sale of 295 stores on February 8, 2003. Information for the six-month periods and twelve-month period is unaudited but, in the opinion of management, includes all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation. The results of operations for the six-month period ended March 31, 2003 and twelve-month period ended March 31, 2003 are not necessarily indicative of the results to be expected for a full fiscal year.

Management believes the presentation of EBITDA and Adjusted EBITDA below provides useful information regarding the company's ability to service its debt and its ability to generate cash for other purposes, including for capital expenditures and working capital. Management also believes these measures provide investors and creditors additional information in assessing the company's business and financial performance in comparison to industry competitors and other market standards. As a result of the company's acquisition of Home Choice Holdings, Inc. in a pooling of interests in December 1999, the data necessary to prepare the reconciliation of EBITDA to net cash provided by (used in) operations for fiscal years 1998 and 1999 is unavailable.


                                                                                            SIX MONTHS ENDED         TWELVE MONTHS
                                             YEAR ENDED SEPTEMBER 30,                           MARCH 31,           ENDED MARCH 31,
                            ---------------------------------------------------------   -------------------------   ---------------
                               1998         1999        2000       2001       2002         2002          2003            2003
                            -----------  -----------  ---------  ---------  ---------   -----------   -----------   ---------------
                            (UNAUDITED)  (UNAUDITED)  (AUDITED)  (AUDITED)  (AUDITED)   (UNAUDITED)   (UNAUDITED)     (UNAUDITED)
                                                        (DOLLARS IN THOUSANDS, EXCEPT STORE DATA AND RATIOS)
STATEMENT OF INCOME DATA:
  Total revenues..........   $344,433     $397,062    $467,275   $515,294   $493,370     $249,598      $250,077        $493,849
  Depreciation of rental
    merchandise...........     85,278       99,669     123,537    155,193    133,416       70,486        62,013         124,943
  Other operating
    expenses..............    262,836      291,469     365,720    381,986    336,585      168,415       176,047         344,217
                             --------     --------    --------   --------   --------     --------      --------        --------
  Operating income........     (3,681)       5,924     (21,982)   (21,885)    23,369       10,697        12,017          24,689
  Interest expense........     (6,216)     (11,303)    (22,747)   (35,787)   (43,045)     (25,027)      (18,345)        (36,363)
  Other income
    (expense).............       (667)        (779)        608    (11,635)     1,326        4,697       (10,664)        (14,035)
                             --------     --------    --------   --------   --------     --------      --------        --------
  Income (loss) before
    income taxes..........    (10,564)      (6,158)    (44,121)   (69,307)   (18,350)      (9,633)      (16,992)        (25,709)
  Provision (benefit) for
    income taxes..........      2,217        7,219        (200)        --     16,483       12,636         2,102           5,949
  Cumulative effect of
    change in accounting
    principle.............         --           --          --         --    (41,527)     (41,527)           --              --
  Extraordinary item......         --         (519)         --         --         --           --            --              --
  Income (loss) from
    discontinued
    operations (1)........      6,962       13,131      15,880      5,682       (112)       1,171       (14,184)        (15,467)
                             --------     --------    --------   --------   --------     --------      --------        --------
  Net income (loss).......   $ (5,819)    $   (765)   $(28,041)  $(63,625)  $(76,472)    $(62,625)     $(33,278)       $(47,125)
                             ========     ========    ========   ========   ========     ========      ========        ========
OTHER DATA:
  EBITDA (2)..............   $ 15,780     $ 32,292    $ 14,478   $ 22,481   $ 50,282     $ 24,744      $ 23,778        $ 49,316
  Adjusted EBITDA (3).....     35,465       56,385      24,071     35,838     56,928       28,551        32,194          60,572

(1) On February 8, 2003, we sold 295 stores. As a result of such sale, we recast our consolidated financial statements to reflect the sale and to treat the operating results of such stores as discontinued operations as required by SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

(2) EBITDA for any period is defined as the sum of our operating income plus depreciation of property and equipment and amortization of goodwill and other intangibles for that period. EBITDA as used herein reflects depreciation for rental merchandise. EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be considered a substitute for other financial measures of performance. Such definition may differ from the definition of EBITDA used by other companies and may not be comparable to similarly titled measures of other companies.

    Set forth below is the calculation of EBITDA and the reconciliations of EBITDA to operating income and net cash provided by (used in) operations:

                                                                                                               TWELVE MONTHS
                                                                                           SIX MONTHS ENDED        ENDED
                                                   YEAR ENDED SEPTEMBER 30,                    MARCH 31,         MARCH 31,
                                       -------------------------------------------------   -----------------   -------------
                                        1998      1999       2000       2001      2002      2002      2003         2003
                                       -------   -------   --------   --------   -------   -------   -------   -------------
                                                                      (DOLLARS IN THOUSANDS)
   Operating income (loss)...........  $(3,681)  $ 5,924   $(21,982)  $(21,885)  $23,369   $10,697   $12,017      $24,689
   Depreciation of property and
     equipment.......................   10,007    18,325     24,437     28,972    24,636    12,817    10,809       22,628
   Amortization of goodwill and other
     intangibles.....................    9,454     8,043     12,023     15,394     2,277     1,230       952        1,999
                                       -------   -------   --------   --------   -------   -------   -------      -------
   EBITDA............................  $15,780   $32,292   $ 14,478   $ 22,481   $50,282   $24,744   $23,778      $49,316
                                       =======   =======   ========   ========   =======   =======   =======      =======

                                                                     SIX MONTHS ENDED     TWELVE MONTHS
                                     YEAR ENDED SEPTEMBER 30,            MARCH 31,            ENDED
                                 --------------------------------   -------------------     MARCH 31,
                                   2000        2001       2002        2002       2003         2003
                                 ---------   --------   ---------   --------   --------   -------------
                                                         (DOLLARS IN THOUSANDS)
EBITDA.........................  $  14,478   $ 22,481   $  50,282   $ 24,744   $ 23,778     $  49,316
Depreciation -- Rental
  merchandise..................    123,537    155,193     133,416     70,486     62,013       124,943
Deferred income taxes..........         98         --          --     (4,772)     2,977         7,749
Deferred financing costs write
  off..........................         --         --       3,810      3,810         --            --
Goodwill impairment............         --         --      58,935     58,935         --            --
Issuance of common stock to
  401(k) plan..................      1,025        299          --         --         --            --
Write off of property and
  equipment....................     12,896      4,454       1,571      1,230      1,493         1,834
Gain on sale of assets.........         --     (2,172)       (552)      (476)      (584)         (660)
Other..........................        (64)        --          --         --         --            --
Settlement of class action
  lawsuit......................         --         --          --         --    (14,000)      (14,000)
Interest expense...............    (22,747)   (35,787)    (43,045)   (25,027)   (18,345)      (36,363)
Amortization of deferred
  financing....................       (654)    (1,115)     (1,395)        --         --        (1,395)
Equity loss of subsidiary......       (573)        --          --         --         --            --
Interest income................        126        259         357        308         54           103
Other income (expense).........      1,709    (10,779)      2,364      4,389      3,282         1,257
Income taxes...................        200         --     (16,483)   (12,636)    (2,102)       (5,949)
Cumulative effect of change in
  accounting principle.........         --         --     (41,527)   (41,527)        --            --
Change in assets and
  liabilities:
  Prepaid expenses.............     (6,868)       463       3,173       (768)    (1,768)        2,173
  Rental merchandise...........   (179,212)   (98,562)   (123,367)   (84,822)   (91,976)     (130,521)
  Rental merchandise
    deposits...................    (33,289)    30,803       1,491      1,045        180           626
  Income tax receivable........    (15,639)    12,368       4,048      3,267       (189)          592
  Other assets.................     (3,243)     6,685       1,669      1,941    (13,551)      (13,823)
  Accounts payable.............     27,996    (22,105)     (1,421)     5,525      6,873           (73)
  Other liabilities............     21,553     20,402       1,128     (3,390)    26,634        31,152
Cash provided by (used in)
  discontinued operations......     (7,517)    11,732      14,248        507     (7,253)        6,488
                                 ---------   --------   ---------   --------   --------     ---------
Net cash provided by (used in)
  operations...................  $ (66,188)  $ 94,619   $  48,702   $  2,769   $(22,484)    $  23,449
                                 =========   ========   =========   ========   ========     =========

(3) Adjusted EBITDA is calculated as follows:

                                                                                                               TWELVE MONTHS
                                                                                           SIX MONTHS ENDED        ENDED
                                                    YEAR ENDED SEPTEMBER 30,                   MARCH 31,         MARCH 31,
                                         -----------------------------------------------   -----------------   -------------
                                          1998      1999      2000      2001      2002      2002      2003         2003
                                         -------   -------   -------   -------   -------   -------   -------   -------------
                                                                       (DOLLARS IN THOUSANDS)
   EBITDA..............................  $15,780   $32,292   $14,478   $22,481   $50,282   $24,744   $23,778      $49,316
   Exclusion of legal and professional
     fees associated with accounting
     investigation and shareholders'
     litigation........................       --        --        --     7,872      (574)      725       579         (720)
   Exclusion of restructuring costs....       --        --        --        --        --        --     2,215        2,215
   Exclusion of fees associated with
     refinancing.......................       --        --        --        --        --        --     1,952        1,952
   Exclusion of name change expense and
     business indemnification costs....   12,980    17,812        --        --        --        --        --           --
   Annualized cost savings from the
     rationalization of corporate
     overhead due to sale of stores....    3,470     3,609     3,753     3,903     4,557     2,281     2,303        4,580
   Annualized advertising cost savings
     due to sale of stores.............    3,235     2,672     2,028     3,539     3,393     1,735     1,246        2,904
   EBITDA loss (gain) from dPi.........       --        --     3,812    (1,957)     (730)     (934)      121          325
                                         -------   -------   -------   -------   -------   -------   -------      -------
   Adjusted EBITDA.....................  $35,465   $56,385   $24,071   $35,838   $56,928   $28,551   $32,194      $60,572
                                         =======   =======   =======   =======   =======   =======   =======      =======

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